UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2024
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2024, Tyson Foods, Inc. (the “Company”) announced that John. R. Tyson, the Company’s Executive Vice President and Chief Financial Officer, has been suspended from his duties effective immediately. Curt Calaway will serve as interim Chief Financial Officer of the Company.
Curt Calaway, age 50, most recently served both as Chief Financial Officer for the Company’s Prepared Foods business segment and held responsibilities over the Company’s M&A and corporate development efforts. Prior to this, he served as Senior Vice President of Finance and Treasurer, a position he was appointed to in April 2021. In this capacity, Mr. Calaway led Investor Relations, Treasury, Corporate Finance, Corporate FP&A, M&A and Corporate Development, Risk Finance, and Supply Chain Finance. Mr. Calaway has been with the Company for 18 years holding various leadership roles, including as the Controller, Chief Accounting Officer, and Vice President of Audit and Compliance.
There are no arrangements or understandings between Mr. Calaway and any other persons pursuant to which Mr. Calaway was selected as an officer of the Company, Mr. Calaway has no family relationships with any of the Company’s directors or executive officers, and Mr. Calaway is not a party to and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01 Regulation FD Disclosure
A copy of the statement announcing John R. Tyson’s suspension from his duties as the Company’s Chief Financial Officer is furnished as Exhibit 99.1.
The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Statement, dated June 13, 2024
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: June 13, 2024	By:	/s/ Adam S. Deckinger

	Name:	Adam S. Deckinger
	Title:	General Counsel and Secretary

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